THE CHILE FUND, INC.
SEMI-ANNUAL REPORT
JUNE 30, 2001

[CH LISTED NYSE LOGO]

CONTENTS

Letter to Shareholders                                                         1
Portfolio Summary                                                              5
Schedule of Investments                                                        6
Statement of Assets and Liabilities                                            8
Statement of Operations                                                        9
Statement of Changes in Net Assets                                            10
Financial Highlights                                                          12
Notes to Financial Statements                                                 14
Results of Annual Meeting of Shareholders                                     18
Description of InvestLink(SM) Program                                         19
Privacy Policy Notice                                                         22

LETTER TO SHAREHOLDERS

                                                                  August 8, 2001

DEAR SHAREHOLDER:

We are writing to report on the activities of The Chile Fund, Inc. (the "Fund") for the six months ended June 30, 2001.

At June 30, 2001, the Fund's net assets were $158.2 million. The Fund's net asset value ("NAV") was $11.70 per share, as compared to $11.43 at December 31, 2000.

PERFORMANCE: HURT BY SECTOR EXPOSURES

For the six months ended June 30, 2001, the Fund's total return, based on NAV, was 2.4%. By comparison, the Morgan Stanley Capital International Chile Index (the "Index")* returned 4.1% during the same period.

The Fund underperformed its Index benchmark primarily as a result of our approach in several industry sectors, particularly banks, utilities and pharmaceuticals.

In the case of banks, we significantly underweighted the sector relative to the Index out of caution over the state of the Chilean economy. Unfortunately for the Fund, banks were one of the Chilean market's best-performing sectors during the fiscal half-year. Although our stock selection among banks was good, it was not good enough to counteract the impact of our underweight.

Utilities detracted from overall results because of our position in the electricity giant Enersis S.A. (i.e., the Fund's fourth-largest holding at June
30), which underperformed the broad Chilean market. The culprit in pharmaceuticals was our decision to underweight the sector, which turned out to be the strongest sector in the entire Chilean market due to a takeover bid for the nation's top pharmaceuticals manufacturer.

The most positive contributions to the portfolio's return came from food & beverages. Our stock selection among bottling companies was particularly effective, and we also owned shares in a couple of small-capitalization food retailers that outperformed.

THE BIG PICTURE: A PERIOD OF CHALLENGES

Chile spent much of the first half of 2001 battling the depressive effects of a decelerating global economy, domestic political uncertainty and persistently negative local business sentiment. Nevertheless, the Chilean market's 4.1% gain made it one of the few markets--emerging or developed--to enjoy a positive return during the period.

In our view, the top challenges to Chile's economic recovery program included:

- SLOW GROWTH. Projected growth in Chilean GDP was negatively impacted by relatively weak global demand for this export-driven country's principal exports (i.e., copper and paper & pulp). In response to estimates that GDP would grow at a below-normal pace, the central bank cut its benchmark short-term interest rate to an historical low of 3.5% on June 12.

- PROBLEMS WITH NEIGHBORS. Investor anxiety about major political and economic problems in neighboring Argentina, Brazil and Peru continued to spill over into Chile. Along with the environment of lower interest rates, this helped to push the Chilean peso down some 4% versus the U.S. dollar. It should be noted in this context that the currencies of Chile's main trading partners also suffered significant depreciation.

- BUSINESS DISCONTENT. As was the case late in 2000, the Chilean business community stubbornly refused to work with the government to create new jobs. This was due to the slowing domestic and global economy, as well as to concern about the administration's stance on a proposed labor reform bill that business leaders considered unacceptable. Such concern partially dissipated late in the period, when the Senate approved a version of the bill that was more along the lines desired by business, and business-friendly candidates were appointed to the Ministry of Economy and the central bank's board of directors.

Faced with these difficulties, Chile's government aggressively fought back by sending to Congress capital-markets reform legislation that was arguably the country's most important free-market initiative since the creation of private pension funds. Among the important changes proposed by this legislation were tax cuts and savings incentives similar to the U.S.'s 401(k) plans; the elimination of capital gains taxes on domestic and foreign investors; new tools facilitating the creation and use of derivative products; and inducements to promote equity listings by corporations.

The government also proposed new tax legislation that could help to stimulate the economy by cutting the maximum personal tax rate to 40% from 45%; increasing the maximum non-taxable income level; and, for the first time, allowing for the deduction of mortgage interest from personal income taxes.

PORTFOLIO STRUCTURE AND STRATEGY: BETTING ON THE MARKET'S RECOVERY TOP 10 HOLDINGS, BY ISSUER *

                                              % OF
     HOLDING            SECTOR             NET ASSETS
     -------           --------            ----------
 1.  CPC               Forestry               12.0
 2.  CTC          Telecommunications          11.4
 3.  Endesa       Electric-Integrated          9.3
 4.  Enersis      Electric-Integrated          8.4
 5.  Entel        Telecommunications           6.6
 6.  Andina        Food & Beverages            5.9
 7.  Falabella          Retail                 5.8
 8.  Cartones          Forestry                5.8
 9.  D&S           Food & Beverages            3.7
10.  CCU           Food & Beverages            3.5
                                              ----
     Total                                    72.4
                                              ====

----------
* Company names are abbreviations of those found in the chart on page 5.

[CHART OF SECTOR ALLOCATION]
 (% of net assets)

Banking                   8.25
Electric-Integrated      17.71
Retail                    6.55
Food & Beverages         16.61
Forestry                 18.34
Mining                    3.27
Telecommunications       17.97
Other*                   11.30

----------
* Includes airlines, basic metals, engineering & construction, fertilizer, fishery, financial services, health care, infrastructure, insurance, machinery & electric, pharmaceuticals, real estate investment & management, steel, textiles, utilities, short-term investment and cash & other assets.

We intend to keep the Fund fully invested in anticipation of what may be a broad recovery in Chilean stocks later this year or early next year.

Given our view that the economy should revive over the remainder of 2001, we also plan to gradually increase our exposure to industry sectors whose operating results tend to track the health of the overall economy. We are therefore overweighting (i.e., relative to the Index benchmark) the food & beverages, and multi-line retail sectors, with emphasis on companies that derive almost all of their revenue from domestic sources.

An exception within the beverage sector is our preference for wine exporters, whose dollar-denominated revenue stream serves the portfolio as a hedge against potential weakness in the peso. We continue to overweight the copper mining sector for similar reasons.

Beyond this, we like certain names in the building products, steel and chemical sectors that should benefit as the domestic economy recovers; we are maintaining our defensive overweight in telecommunications (especially the high-growth wireless business); and we are looking to selectively invest in small-capitalization growth opportunities across the board.

Notable underweights include banks and paper/forest products. We like banks, given their solid performance this year, but feel that their profit margins may be squeezed by low interest rates and greater competition in the months ahead. We also like the prospects for paper/forest products companies, but our ability to allocate more assets to them is somewhat limited by the Fund's strict diversification parameters.

Finally--as we have done throughout the portfolio--we have attempted to mitigate the potential impact on the Fund of developments in Argentina by reducing or eliminating exposure to electric utilities that operate there. Although we like Chilean utilities due to their favorable regulatory environment and visible, growing earnings, the largest companies have strong ties to Argentina, and thus could be badly hurt if Argentina's macroeconomic conditions deteriorate further.

OUTLOOK: GUARDEDLY OPTIMISTIC

Our near term outlook for Chilean equities is one of guarded optimism, based on valuations that we consider attractive and the nation's efforts to enact meaningful capital-markets reform. We believe that, when investors fully digest the reform legislation's benefits, foreigners may come back to the market in a big way. Relatively strong foreign buying of Chilean equities during the second quarter suggests that this process may already have begun.

An additional positive going forward, in our opinion, is that corporate profit margins are improving after significantly declining during the 1995-1999 period, a time in which the real (i.e., inflation-adjusted) exchange rate appreciated; we are seeing the opposite effect today, when the real exchange rate is falling. Margins may, in fact, improve even more when GDP growth picks up, as many expect might happen in 2001's second half. Equity valuations are beginning to look quite attractive against this backdrop.

As for risks, the primary one appears to be Argentina, whose ongoing problems may turn off investors to all Latin American markets, regardless of their degree of vulnerability. Chile's Argentine exposure is slim, but its markets and currency would most likely experience pain (at least in the near term) if Argentina's problems were to worsen.

Sincerely yours,

/s/ Yaroslaw Aranowicz
----------------------
Yaroslaw Aranowicz
Chief Investment Officer **

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the Investlink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 19 through 21 of this report.

* The Morgan Stanley Capital International Chile Index is an unmanaged index (with no defined investment objective) of Chilean equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Yaroslaw Aranowicz, who is a Vice President of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He has served in such capacity since November 17, 2000. Mr. Aranowicz joined CSAM in 1998 from Trans-National Research Corporation, a proprietary securities research firm, where he was Director of Research for Europe and the Middle East. Previously, he was an analyst for Latin American equities and fixed income at John Hancock Financial Services in New York. He holds an M.A. in International Business Relations from Central School of Commerce in Warsaw, as well as an M.B.A. in Finance and International Business from New York University's Stern School of Business. Mr. Aranowicz is Chief Investment Officer of the Fund, and also serves as an Investment Officer of The Brazilian Equity Fund, Inc.; The Emerging Markets Telecommunications Fund, Inc. and The Latin America Equity Fund, Inc.

THE CHILE FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2001 (UNAUDITED)

SECTOR ALLOCATION

[CHART OF SECTOR ALLOCATION]

                              As a % of Net Assets
                           --------------------------
                           June 30,      December 31,
   Sector                    2001            2000
   ------                  --------      ------------
Banking                      8.25             5.30
Electric-Integrated         17.71            18.14
Fertilizer                   2.35             2.31
Financial Services           2.16             2.58
Food & Beverages            16.61            15.94
Forestry                    18.34            19.74
Infrastructure               2.76             2.83
Mining                       3.27             3.76
Real Estate Investment
& Management                 1.72             2.83
Retail                       6.55             5.23
Telecommunications          17.97            17.08
Other                        2.31             4.26

TOP 10 HOLDINGS, BY ISSUER

                                                                                Percent of
     Holding                                                  Sector           Net Assets
-----------------------------------------------------------------------------------------

  1. Compania de Petroleos de Chile S.A.                     Forestry             12.0

  2. Compania de Telecomunicaciones de Chile S.A.       Telecommunications        11.4

  3. Empresa Nacional de Electricidad S.A.              Electric-Integrated        9.3

  4. Enersis S.A.                                       Electric-Integrated        8.4

  5. Empresa Nacional de Telecomunicaciones S.A.        Telecommunications         6.6

  6. Embotelladora Andina S.A.                           Food & Beverages          5.9

  7. S.A.C.I. Falabella, S.A.                                 Retail               5.8

  8. Empresas CMPC S.A.                                      Forestry              5.8

  9. Distribucion y Servicio D&S S.A.                    Food & Beverages          3.7

 10. Compania Cervecerias Unidas S.A.                    Food & Beverages          3.5


THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)

                                     No.of               Value
Description                       Shares/Units          (Note A)
-----------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-103.35%
AIRLINES-0.64%
Lan Chile S.A.                       534,561         $  1,003,551
                                                     ------------

BANKING-8.25%
Banco de A. Edwards               15,040,786            1,531,478
Banco de Credito e
 Inversiones                         577,900            4,615,477
Banco de Credito e Inversiones,
 Rights (expiring 7/19/01)+           15,496               17,084
Banco Santander Chile,
 Class A                          49,863,372            4,045,871
Banco Santiago S.A.               79,810,947            1,752,273
SM-Chile, Class B                 18,157,166            1,097,432
                                                     ------------
                                                       13,059,615
                                                     ------------

BASIC METALS-1.02%
Ceramicas Cordillera S.A.            316,681            1,612,249
                                                     ------------

ELECTRIC-INTEGRATED-17.71%
Empresa Nacional de Electricidad
 S.A.                             39,274,236           14,683,709
Empresa Nacional de Electricidad
 S.A. ADR                              9,400              105,750
Enersis S.A.                      38,810,068           11,546,389
Enersis S.A. ADR                     112,300            1,682,254
                                                     ------------
                                                       28,018,102
                                                     ------------

ENGINEERING & CONSTRUCTION-1.28%
Besalco S.A.                         568,103            1,074,655
MASISA S.A.                        1,933,027              950,291
                                                     ------------
                                                        2,024,946
                                                     ------------

FERTILIZER-2.35%
Sociedad Quimica y Minera de
 Chile S.A., Class A               1,463,126            3,724,448
                                                     ------------

FINANCIAL SERVICES-2.16%
Antarchile S.A.                      125,158              461,963
Invercap S.A.                      7,418,597            2,950,679
                                                     ------------
                                                        3,412,642
                                                     ------------

FISHERY-0.34%
Pesquera Itata S.A.                7,936,619              530,329
                                                     ------------

                                     No.of               Value
Description                         Shares              (Note A)
-----------------------------------------------------------------
FOOD & BEVERAGES-16.61%
Coca-Cola Embonor S.A.,
 Class A+                          4,738,442         $  2,261,606
Compania Cervecerias
 Unidas S.A.                       1,258,500            5,565,992
Distribucion y Servicio
 D&S S.A.                          6,014,910            5,885,243
Embotelladora Andina
 S.A. PNA                          2,807,200            6,386,598
Embotelladora Andina
 S.A. PNB                          1,607,489            2,915,500
Vina Concha Y Toro S.A.            2,689,433            2,396,122
Vina San Pedro S.A.               93,820,572              865,737
                                                     ------------
                                                       26,276,798
                                                     ------------

FORESTRY-18.34%
Compania Chilena de Fosforos
 S.A.                                781,383              994,521
Compania de Petroleos de Chile
 S.A.                              5,606,206           18,908,848
Empresas CMPC S.A.                 1,102,399            9,120,157
                                                     ------------
                                                       29,023,526
                                                     ------------

HEALTH CARE-0.59%
Banmedica S.A.                     4,600,000              936,759
                                                     ------------

INFRASTRUCTURE-2.76%
 Infraestructura 2000+*           19,568,922            4,364,868
                                                     ------------

INSURANCE-0.24%
Compania de Seguros
 La Prevision Vida S.A.              818,209              377,505
                                                     ------------

MACHINERY & ELECTRIC-0.49%
Madeco S.A.+                       1,580,137              774,042
                                                     ------------

MINING-3.27%
Antofagasta plc                      789,100            5,168,230
                                                     ------------

PHARMACEUTICALS-0.34%
Laboratorio Chile S.A.               444,589              544,640
                                                     ------------

REAL ESTATE INVESTMENT &
  MANAGEMENT-1.72%
Parque Arauco S.A.+                7,133,287            2,723,711
                                                     ------------

                                        6

                                     No.of               Value
Description                       Shares/Units          (Note A)
-----------------------------------------------------------------
RETAIL-6.55%
S.A.C.I. Falabella, S.A.          10,239,423         $  9,212,304
Santa Isabel S.A.+                 3,079,241            1,151,255
Santa Isabel S.A. Rights
 (expiring 07/06/01)+                879,783                1,400
                                                     ------------
                                                       10,364,959
                                                     ------------

STEEL-0.44%
Compania Acero del Pacifico S.A.     529,556              699,278
                                                     ------------

TELECOMMUNICATIONS-17.97%
Compania de Telecomunicaciones
 de Chile S.A., Class A+           5,143,828           18,004,012
Empresa Nacional
 de Telecomunicaciones S.A.        1,271,060           10,434,603
                                                     ------------
                                                       28,438,615
                                                     ------------

TEXTILES-0.06%
Zalaquett S.A.                     1,496,767               95,252
                                                     ------------

UTILITIES-0.22%
Compania de Consumidores
 de Gas de Santiago S.A.              72,930              348,087
                                                     ------------

TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $130,138,591)                       163,522,152
                                                     ------------
                                       No.of             Value
Description                           Shares            (Note A)
-----------------------------------------------------------------
SHORT-TERM INVESTMENT-0.04%

CHILEAN MUTUAL FUND-0.04%
Santiago de Check Fund
 (Cost $65,469)                       15,162         $     65,244
                                                     ------------

TOTAL INVESTMENTS-103.39%
 (Cost $130,204,060) (Notes A,D)                      163,587,396

LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(3.39)%                                  (5,357,302)
                                                     ------------

NET ASSETS-100.00%                                   $158,230,094
                                                     ============

-----------------------------------------------------------------
*    Not readily marketable security.
+    Security is non-income producing.
ADR  American Depositary Receipts.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.

                See accompanying notes to financial statements.

THE CHILE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2001 (UNAUDITED)

ASSETS
Investments, at value (Cost $130,204,060) (Note A)                                                      $163,587,396
Cash (including $327,519 of foreign currencies with a cost of $328,722) (Note A)                             562,491
Dividends receivable                                                                                           1,285
Prepaid expenses                                                                                              23,994
                                                                                                        ------------
Total Assets                                                                                             164,175,166
                                                                                                        ------------
LIABILITIES
Payables:
    Investments purchased                                                                                    369,242
    Investment advisory fee (Note B)                                                                         346,436
    Administration fees (Note B)                                                                              48,444
    Other accrued expenses                                                                                   186,179
    Chilean repatriation taxes (Note A)                                                                    4,994,771
                                                                                                        ------------
Total Liabilities                                                                                          5,945,072
                                                                                                        ------------
NET ASSETS (applicable to 13,519,902 shares of common stock outstanding) (Note C)                       $158,230,094
                                                                                                        ============
NET ASSET VALUE PER SHARE ($158,230,094 DIVIDED BY 13,519,902)                                          $      11.70
                                                                                                        ============
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 13,519,902 shares issued and outstanding
  (100,000,000 shares authorized)                                                                       $     13,520
Paid-in capital                                                                                          111,523,346
Undistributed net investment income                                                                        2,839,051
Accumulated net realized gain on investments and foreign currency related transactions                    13,683,823
Net unrealized appreciation in value of investments and translation of other assets and liabilities
  denominated in foreign currencies                                                                       30,170,354
                                                                                                        ------------
Net assets applicable to shares outstanding                                                             $158,230,094
                                                                                                        ============

                 See accompanying notes to financial statements.

THE CHILE FUND, INC.
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME
Income (Note A):
    Dividends                                                                                           $  4,899,671
    Interest                                                                                                   3,825
    Less: Foreign taxes withheld                                                                                (298)
                                                                                                         -----------
    Total Investment Income                                                                                4,903,198
                                                                                                         -----------
Expenses:
    Investment advisory fees (Note B)                                                                        671,790
    Custodian fees                                                                                           152,194
    Administration fees (Note B)                                                                             124,793
    Audit and legal fees                                                                                      58,354
    Printing                                                                                                  50,987
    Accounting fees                                                                                           41,101
    Transfer agent fees                                                                                       21,030
    NYSE listing fees                                                                                         16,460
    Directors' fees                                                                                           10,448
    Insurance                                                                                                  2,406
    Other                                                                                                     11,310
    Chilean repatriation taxes (Note A)                                                                      903,274
                                                                                                         -----------
    Total Expenses                                                                                         2,064,147
                                                                                                         -----------
    Net Investment Income                                                                                  2,839,051
                                                                                                         -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
    Investments                                                                                            3,131,753
    Foreign currency related transactions                                                                    (72,053)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies (net of Chilean tax on unrealized gains of $3,213,123)
  (Note A)                                                                                                (2,141,600)
                                                                                                         -----------
Net realized and unrealized gain on investments and foreign currency related
  transactions                                                                                               918,100
                                                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $  3,757,151
                                                                                                         ===========

                 See accompanying notes to financial statements.

THE CHILE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  For the Six         For the Year
                                                                                 Months Ended             Ended
                                                                                 June 30, 2001        December 31,
                                                                                  (unaudited)             2000
                                                                                 -------------        ------------
INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income/(loss)                                                   $   2,839,051        $   (894,928)
  Net realized gain on investments and foreign currency related transactions         3,059,700          20,144,953
  Net change in unrealized appreciation in value of investments and
    translation of other assets and liabilities denominated in foreign currencies   (2,141,600)        (67,430,111)
                                                                                 -------------        ------------
      Net increase/(decrease) in net assets resulting from operations                3,757,151         (48,180,086)
                                                                                 -------------        ------------
Dividends and distributions to shareholders (Note A):
  Net investment income                                                                      -            (137,369)
  Net realized gain on investments                                                           -          (7,848,053)
                                                                                 -------------        ------------
      Total dividends and distributions to shareholders                                      -          (7,985,422)
                                                                                 -------------        ------------
Capital share transactions :
  Cost of 808,000 shares repurchased (Note F)                                                -          (7,388,434)
                                                                                 -------------        ------------
      Total increase/(decrease) in net assets                                        3,757,151         (63,553,942)
                                                                                 -------------        ------------
NET ASSETS
Beginning of period                                                                154,472,943         218,026,885
                                                                                 -------------        ------------
End of period                                                                    $ 158,230,094*       $154,472,943
                                                                                 =============        ============

---------
* Includes undistributed net investment income of $2,839,051.

                 See accompanying notes to financial statements.

                      This page left intentionally blank.

THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS SECTION

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                  For the Six
                                                                  Months Ended
                                                                    June 30,
                                                                      2001         ----------------------
                                                                   (unaudited)        2000        1999
                                                                  ------------     ----------  ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $     11.43      $   15.22   $    12.59
                                                                  -----------      ---------   ----------
Net investment income/(loss)                                             0.21          (0.66)+       0.09
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions++                                0.06          (3.14)*       3.19
                                                                  -----------      ---------   ----------
Net increase/(decrease) in net assets resulting from operations          0.27          (3.20)        3.28
                                                                  -----------      ---------   ----------
Dividends and distributions to shareholders:
  Net investment income                                                     -          (0.01)       (0.07)
  Net realized gain on investments and foreign currency related
    transactions                                                            -          (0.58)       (0.58)
  In excess of net investment income                                        -              -            -
  In excess of net realized gains on investments and foreign
    currency related transactions                                           -              -            -
                                                                  -----------      ---------    ---------
Total dividends and distributions to shareholders                           -         (0.59)        (0.65)
                                                                  -----------      ---------   ----------
Dilution due to capital share rights offering                               -              -            -
                                                                  -----------      ---------   ----------
Net asset value, end of period                                    $     11.70      $   11.43   $    15.22
                                                                  ===========      =========   ==========
Market value, end of period                                       $      9.60      $   8.438   $   11.250
                                                                  ===========      =========   ==========
Total investment return (a)                                             13.78%       (20.04)%       31.45%
                                                                  ===========      =========   ==========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                           $  1,58,230      $ 154,473   $  218,027
Ratio of expenses to average net assets, including taxes (b)             2.62%(c)       2.98%        2.16%
Ratio of expenses to average net assets, excluding taxes                 1.48%(c)       1.73%        1.64%
Ratio of net investment income/(loss) to average net assets (b)          3.61%(c)     (0.45)%        0.61%
Portfolio turnover rate                                                  9.12%         24.25%       12.01%

--------------------------------------------------------------------------------
Section  Per share amounts prior to July 17, 1995 have been restated to reflect a two-for-one stock split on July 17, 1995.
+        Based on average shares outstanding.
++ Includes a $0.08 and $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1998 and 1995, respectively.
* Includes a $0.22 per share increase to the Fund's NAV due to the impact of capital shares repurchased.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions.
(b)      Ratios include effect of repatriation taxes.
(c)      Annualized.

                 See accompanying notes to financial statements.

THE CHILE FUND, INC.
FINANCIAL HIGHLIGHTS

For the Years Ended December 31
------------------------------------------------------------------------------------------------------
     1998         1997         1996         1995         1994         1993         1992         1991
   --------     --------     --------     --------     --------     --------     --------     --------
   $  21.61     $  22.59     $  26.45     $  26.26     $  20.13     $  15.55     $  14.84     $   8.72
   --------     --------     --------     --------     --------     --------     --------     --------
       0.38         0.10         0.47         0.65         0.42+        0.35         0.39         0.49

      (6.88)        2.32        (3.44)        0.41         6.24         5.96         1.93         7.21
   --------     --------     --------     --------     --------     --------     --------     --------
      (6.50)        2.42        (2.97)        1.06         6.66         6.31         2.32         7.70

      (0.32)           -        (0.47)       (0.65)       (0.47)       (0.31)       (0.39)       (0.49)
      (2.20)       (3.40)       (0.26)       (0.22)       (0.06)       (0.26)       (1.22)       (1.09)
          -            -        (0.16)           -            -            -            -            -

          -            -            -            -            -        (0.16)           -            -
   --------     --------     --------     --------     --------     --------     --------     --------
      (2.52)       (3.40)       (0.89)       (0.87)       (0.53)       (0.73)       (1.61)       (1.58)
   --------     --------     --------     --------     --------     --------     --------     --------
          -            -            -            -            -        (1.00)           -            -
   --------     --------     --------     --------     --------     --------     --------     --------
   $  12.59     $  21.61     $  22.59      $ 26.45      $ 26.26      $ 20.13      $ 15.55      $ 14.84
   ========     ========     ========     ========     ========     ========     ========     ========
   $  9.063     $ 17.813     $ 20.875      $26.000      $23.063      $22.250      $16.563      $11.938
   ========     ========     ========     ========     ========     ========     ========     ========
    (33.00)%        3.56%     (16.43)%      16.66%        6.05%       38.82%       53.80%       71.05%
   ========     ========     ========     ========     ========     ========     ========     ========

   $180,357     $303,944     $317,012     $370,275     $367,047     $281,031     $168,580     $160,360
          -         3.34%        1.96%           -            -            -         2.15%        2.13%
       1.62%        1.50%        1.48%        1.46%        1.39%        1.72%        1.71%        1.75%
       2.29%        0.38%        1.79%        2.39%        1.74%        2.47%        2.17%        3.41%
       5.39%       35.59%        4.82%        2.38%        0.86%       11.29%        6.29%       19.32%

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices available on these exchanges, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no price is available on these exchanges and there are more than two dealers, the value shall be the mean of the highest bid and the lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 2001, the Fund held 2.76% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $4,384,163 and fair value of $4,364,868. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 2001, the interest rate was 2.96%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Fund is subject to and accrues a 10% Chilean repatriation tax with respect to all known and estimated remittances from Chile and on net unrealized gains on securities held in Chilean pesos. Known and estimated remittances represent the Fund's obligations to pay distributions to shareholders and U.S. dollar denominated expenses of the Fund.

On June 19, 2001, the Chilean government promulgated a new capital gains law which will likely significantly reduce repatriation taxes payable by the Fund. The amendment to the law maintains the remittance tax at 10%, but realized capital gains on the most liquid stocks will not be subject to the tax. Realized capital gains on illiquid shares, interest and dividends received will continue to be subject to the remittance tax. At June 30, 2001, the Fund has accrued $4,994,771 in Chilean taxes on realized and unrealized gains.

Management of the Fund, in conjunction with the Fund's tax advisors, is currently evaluating the effects of this new legislation on the Fund's tax liability. However, due to the complexity of interpreting and applying the provisions of the new law, management has determined not to adjust the Fund's tax liability until all pertinent facts have been gathered and a reasonable estimate can be developed.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in the value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund. The Fund, subject to local investment limitations, may invest up to 20% of its assets in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At June 30, 2001, the Fund had no such agreements.

NOTE B. AGREEMENTS
Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.15% of the next $50 million, and 1.10% of amounts over $100 million. For the six months ended June 30, 2001, CSAM earned $671,790 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2001, CSAM was reimbursed $9,917 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's Chilean sub-adviser. As compensation for its services, Celfin is paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.15% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 0.10% of the next $50 million and 0.05% of amounts over $100 million. For the six months ended June 30, 2001, these sub-advisory fees amounted to $63,551.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million of the Fund's average weekly net assets and 0.04% of amounts in excess of $150 million. For the six months ended June 30, 2001, BSFM earned $56,086 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid a fee, out of the advisory fee payable to CSAM, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower) and an annual reimbursement of out-of-pocket expenses. In addition, AFICE receives a supplemental administration fee and an accounting fee. Such fees are paid by AFICE to Celfin for certain administrative services. For the six months ended June 30, 2001, the administration fees, supplemental administration fees and accounting fees amounted to $25,146, $33,644 and $3,372, respectively.

NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 13,519,902 shares outstanding at June 30, 2001, CSAM owned 14,615 shares.

NOTE D. INVESTMENT IN SECURITIES
For U.S. federal income tax purposes, the cost of securities owned at June 30, 2001 was $131,252,466. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $32,334,930, was composed of gross appreciation of $65,294,896 for those investments having an excess of value over cost and gross depreciation of $32,959,966 for those investments having an excess of cost over value.

For the six months ended June 30, 2001, purchases and sales of securities, other than short-term investments, were $18,588,735 and $14,954,866, respectively.

NOTE E. CREDIT FACILITY
Through June 19, 2001, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of 0.075% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus 0.50%.

Effective June 20, 2001, the Fund, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the New Credit Facility, which is allocated among the New Participating Funds in such manner as is determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged fron the rate paid under the Prior Credit Facility. At June 30, 2001 and during the six months ended June 30, 2001, the Fund had no borrowings under either credit facility.

NOTE F. SHARE REPURCHASE PROGRAM
On June 30, 2000, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program is subject to review by the Directors of the Fund. For the six months ended June 30, 2001, the Fund had no share repurchases. From June 30, 2000 to December 31, 2000, the Fund repurchased 808,000 of its shares for a total cost of $7,388,434 at a weighted average discount of 29.26%. Through December 31, 2000, the discount of individual repurchases ranged from 26.84% - 30.39%. Since inception of the repurchase program, the Fund has repurchased 5.64% of its shares.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 25, 2001, the annual meeting of shareholders of The Chile Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)   To re-elect two directors to the Board of Directors of the Fund.


NAME OF DIRECTORS                 FOR        WITHHELD
-----------------              ---------    ---------
George W. Landau               5,759,567    3,367,722
William W. Priest, Jr.         5,762,403    3,364,886

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano and Richard W. Watt continue to serve as directors of the Fund.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Chile Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-1944; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940.

                InvestLink is a service mark of EquiServe, L.P.

PRIVACY POLICY NOTICE (AS OF MAY 4, 2001)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

- Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE WARBURG PINCUS FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Warburg Pincus Blue Chip Fund
Credit Suisse Warburg Pincus High Income Fund
Credit Suisse Warburg Pincus
  International Equity II Fund
Credit Suisse Warburg Pincus Municipal Money Fund
Credit Suisse Warburg Pincus Small Company Value Fund
Credit Suisse Warburg Pincus Technology Fund
Credit Suisse Warburg Pincus
  U.S. Government Money Fund
Credit Suisse Warburg Pincus Value Fund
Credit Suisse Warburg Pincus Balanced Fund
Credit Suisse Warburg Pincus Capital Appreciation Fund
Credit Suisse Warburg Pincus Cash Reserve Fund
Credit Suisse Warburg Pincus Emerging Growth Fund
Credit Suisse Warburg Pincus Emerging Markets Fund
Credit Suisse Warburg Pincus Fixed Income Fund
Credit Suisse Warburg Pincus Focus Fund
Credit Suisse Warburg Pincus
  Global Financial Services Fund
Credit Suisse Warburg Pincus Global Fixed Income Fund
Credit Suisse Warburg Pincus Global
  Health Sciences Fund
Credit Suisse Warburg Pincus Global New
  Technologies Fund

Credit Suisse Warburg Pincus
  Global Post-Venture Capital Fund
Credit Suisse Warburg Pincus
  Global Telecommunications Fund
Credit Suisse Warburg Pincus
  Intermediate Maturity Government Fund
Credit Suisse Warburg Pincus International Equity Fund
Credit Suisse Warburg Pincus
  International Small Company Fund
Credit Suisse Warburg Pincus Japan Growth Fund
Credit Suisse Warburg Pincus Japan Small Company Fund
Credit Suisse Warburg Pincus European Equity Fund
Credit Suisse Warburg Pincus Major Foreign Markets Fund
Credit Suisse Warburg Pincus Municipal Bond Fund
Credit Suisse Warburg Pincus
  New York Intermediate Municipal Fund
Credit Suisse Warburg Pincus New York Tax Exempt Fund
Credit Suisse Warburg Pincus
  Small Company Growth Fund
Credit Suisse Warburg Pincus Value II Fund
Credit Suisse Warburg Pincus
  WorldPerks(R) Money Market Fund
Credit Suisse Warburg Pincus
  WorldPerks(R) Tax Free Money Market Fund

For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-WARBURG (1-800-927-2874). For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.

SUMMARY OF GENERAL INFORMATION

The Fund--The Chile Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. CSAM and its affiliates manage approximately $94 billion in the United States and $298 billion globally.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily), THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "Chile". The Fund's New York Stock Exchange trading symbol is CH. Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Chile Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac       Director
James J. Cattano           Director
George W. Landau           Director
William W. Priest, Jr.     Director
James P. McCaughan         Chairman of the Board of Directors
Richard W. Watt            President and Director
Yaroslaw Aranowicz         Chief Investment Officer
Emily Alejos               Investment Officer
Hal Liebes                 Senior Vice President
Michael A. Pignataro       Chief Financial Officer and Secretary
Rocco A. Del Guercio       Vice President
Robert M. Rizza            Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

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